UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2013.

PDK ENERGY INC.

(Exact name of registrant as specified in its charter)

Mississippi	000-54569	27-3054731
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

10575 N. 114th Suite 103 Scottsdale, AZ, 85259 480-344-7770
(Address of principal executive offices)

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Definitive Material Agreement

Entry into a Definitive Agreement to Purchase All of the Assets of Mix1, LLC

As previously disclosed in a Form 8-K filed on July 5, 2013, the Company entered into a Memorandum of Understanding to purchase all of the assets from Mix1, LLC, an Arizona limited liability corporation (“Mix”).  On July 5, 2013, the parties executed a Definitive Agreement to complete the purchase.  The Company has now paid Mix $120,000 USD and will be issuing Mix a total of 2,500,000 newly issued shares of common stock in the Company.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits

Ex. 1 Definitive Agreement between PDK Energy Inc. and Mix1, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDK ENERGY INC.

Date: July 11, 2013	/s/ Cameron Robb
------------------------------- CAMERON ROBB

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